USAllianz Variable Insurance Products Trust

                        Supplement Dated November 5, 2002
                                     To the
                       Statement of Additional Information
                Dated May 1, 2002, as supplemented June 25, 2002


This supplement updates previous supplements and certain information contained in the Statement of Additional Information ("SAI") and should be attached to the SAI and retained for future reference.

On August 30, 2002, shareholders of the USAZ Money Market Fund (the "Fund") approved (1) the implementation of a "Manager of Managers" structure for the Fund, which is described in the prospectus and on page 44 of the SAI and (2) the Assignment and Portfolio Management Agreement whereby USAllianz Advisers, LLC serves as the Fund's manager and Allianz of America, Inc. serves as the Fund's Specialist Manager. The SAI is therefore updated on pages 44-47 to reflect these changes.

On September 10, 2002 the Board of Trustees approved a novation of the Portfolio Management Agreement for the USAZ PIMCO Growth and Income Fund, USAZ PIMCO Renaissance Fund and the USAZ PIMCO Value Fund. PIMCO Equity Advisors, LLC will now manage the funds as the Specialist Manager, replacing Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.). The SAI is therefore updated on pages 45-47 to reflect this change.

On September 17, 2002 an order was received from the Securities and Exchange Commission, as described in the prospectus and on page 44 of the SAI, permitting the Trust and the Manager to operate under a "Manager of Managers" structure allowing the Manager to enter into and materially amend agreements with Specialist Managers without obtaining shareholder approval. The SAI is therefore updated on page 44 to reflect this change.

On page 4 in the paragraph labeled "Money Market Fund" the third sentence is revised as follows:

       Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the Fund may invest have 397 days or less to maturity and are considered, under the Investment Company Act of 1940, as amended, to be rated in one of the two highest short term rating categories or, if unrated, are of comparable quality to a security rated in one of the two highest short term ratings categories and have a long term rating in the three highest long term ratings categories.


                                                                   SAI-001-1102